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                                                                   EXHIBIT 10.16

                  JOINT AND SEVERAL GUARANTEE BY INDIVIDUALS
                             OR PARTNERS IN A FIRM

To:  Commonwealth Finance Corporation Limited
     11/F., Wyndham Place, 40-44 Wyndham Street, Hong Kong

(1) In consideration of your making or continuing advances or otherwise giving credit or affording credit facilities (including inter alia the issue of guarantees by you and your acceptance of guarantees by the Principal as hereinafter defined in favour of third parties) for as long as you shall think fit to. Creative Master Ltd. (hereinafter called "the Principal") we, the undersigned, hereby agree to pay to you on demand all sums of money which are now or shall at any time be owing to you anywhere on any account whatsoever whether from the Principal solely or from the Principal jointly with any other person or persons or from any firm in which the Principal may be a partner including the amount of notes or bills discounted or paid and other loans, credits or advances made to or for the accomodation or at the request either of the Principal solely or jointly or of any such firm as aforesaid or for any money for which the Principal may be liable as surety or in any other way whatsoever together with in all the cases aforesaid all interest, discount and other DTCS' charges including legal charges occasioned by or incident to this or any other security held by or offered to you for the same indebtedness or by or to the enforcement of any such security.

     Provided always that the joint and several liability ultimately enforceable against us shall not exceed in aggregate the sum of HKD 2.5 MN together with interest thereon (as well after as before judgement) with monthly rests computed from the date of demand at the rate of 1.50% per annum above its Best Lending Rate (which expression shall mean the rate of interest per annum from time to time quoted by the Hong Kong and Shanghai Banking Corporation in Hong Kong as its prime or best lending rate for Hong Kong Dollars in Hong Kong).

(2) This guarantee shall not be considered as satisfied by any intermediate payment or satisfaction of the whole or any part of any sum or sums of money owing as aforesaid but shall be a continuing security and shall extend to cover any sum or sums of money which shall for the time being constitute the balance due from the Principal to you upon any such account as hereinbefore mentioned.

(3) This guarantee shall be binding as a continuing security on us, our executors, administrators and legal representatives until the expiration of one calendar month after each of us or in case of one or more of us dying or becoming under disability the survivor or survivors of us and the executors, administrators or legal representatives of the person or persons so dying or becoming under disability shall have given to you notice in writing to discontinue and determine it and shall extend thereafter to any bills, notes or cheques current at the expiration of the notice but afterwards dishonoured and until all such sums have been paid to you.

(4) In the event of this guarantee ceasing from any cause whatsoever to be binding as a continuing security on us, our executors, administrators or legal representatives you shall be at liberty without thereby affecting your rights hereunder to open a fresh account or accounts and to continue any then existing account with the Principal and no money paid from time to time into any such account or accounts by or on behalf of the Principal and subsequently drawn out by the Principal shall on settlement of any claim in respect of this guarantee be appropriated towards or have the effect of payment of any part of the money due from the Principal at the time of this guarantee ceasing to be so binding as a continuing security or of the interest thereon unless the person or persons paying in the money shall at the time in writing direct you specially to appropriate it to that purpose.

(5) Any admission or acknowledgement in writing by the Principal or by any person authorised by the Principal of the amount of indebtedness of the Principal to you and any judgement recovered by you against the Principal in respect of such indebtedness shall be binding and conclusive on and against us, our executors, administrators and legal representatives in all courts of law and elsewhere.

(6) You shall be at liberty without thereby affecting your rights against us hereunder at any time to determine enlarge or vary any credit to the Principal to very exchange abstain from perfecting or release any other securities held or to be held by you for or on account of the monies intended to be hereby secured or any part thereof to renew bills and promissory notes in any manner and to compound with give time for payment to accept compositions from and make any other arrangements with the Principal or any obligants on bills notes or other securities held or to be held by you for and on behalf of the Principal.

(7) This guarantee shall be in addition to and shall not be in any way prejudiced or affected by any collateral or other security now or hereafter held by you for all or any part of the money hereby guaranteed nor shall such collateral or other security or any lien to which you may be otherwise entitled or the liability of any person or persons not parties hereto for all or any part of the monies hereby secured be in anywise prejudiced or affected by this present guarantee. And you shall have full power at your discretion to give time for payment to or make any other arrangement with any such person or persons without prejudice to this present guarantee or any liability hereunder. And all money received by you from us or the Principal or any other person or persons liable to pay the same may be applied by you to any account or items of account or to any transaction to which the same may be applicable.




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(8)   Although our ultimate liability hereunder cannot exceed the limit hereinbefore mentioned yet this present guarantee shall be construed and take effect as a guarantee of the whole and every part of the principal money and interest owing and to become owing as aforesaid and accordingly neither we nor any of us shall be entitled as against you to any right of proof in the bankruptcy or insolvency of the Principal or other right of a surety discharging his liability in respect of the principal debt unless and until the whole of the principal money and interest shall have first been completely discharged and satisfied. And further for the purpose of enabling you to sue the Principal or prove against his estate for the whole of the money owing as aforesaid or to preserve intact the liability of any other part you may at any time place and keep for such time as you may think prudent any money received recovered or realised hereunder to and at a separate or suspense account to the credit either of us or of such other person or persons or transaction if any as you shall think fit without any intermediate obligations on your part to apply the same or any part thereof in or towards the discharge of the money owing as aforesaid or any intermediate right on our part to sue the Principal or prove against his estate in competition with or so as to diminish any dividend or other advantage that would or might come to you or to treat the liability of the Principal as diminished.

(9) Neither we nor any of us have taken in respect of the liability hereby undertaken by us on behalf of the Principal nor will we nor any of us take from the Principal either directly or indirectly without your consent any promissory note bill of exchange mortgage charge or other counter-security whether merely personal or involving a charge on any property whatsoever of the Principal whereby we or any person claiming through us by indorsement assignment or otherwise would or might on the bankruptcy or insolvency of the Principal and to the prejudice of you increase the proofs in such bankruptcy or insolvency or diminish the property distributable amongst the creditors of the Principal. And as regards any such counter-security as aforesaid which we or any of us may have taken or may take with such consent as aforesaid the counter-security shall be a security to you for the fulfilment of our obligations hereunder and shall be forthwith deposited by us with you for that purpose.

(10) You shall so long as any money remains owing hereunder have a lien therefor on all money now or hereafter standing to our credit with you.

(11) For all purposes, including any legal proceedings a copy of the account of the Principal in your books signed by any of your officers shall be accepted by us as conclusive evidence of the state of such account.

(12) If the Principal is a corporation or an unincorporated body or firm the absence or informality of borrowing powers on the part of the Principal or any irregularity in the exercise thereof shall not affect our liability and any moneys advanced to the Principal shall be deemed to be due and owing notwithstanding such absence, informality or irregularity and this guarantee shall not be affected by any change in the name or constitution of the corporation or unincorporated body or firm or in the persons constituting the same.

(13) This guarantee shall be in addition to and not in substitution for any other guarantee for the Principal given by all or any of us to you.

(14) A notice by you under this guarantee may be served by post (which shall be registered airmail with respect to any of us whose addresses given hereunder are outside the Colony of Hong Kong) and shall be deemed to have been duly served on the seventh day following the day of posting if addressed to us at the respective addresses given hereunder.

(15) This guarantee and all rights, obligations and liabilities arising hereunder shall be construed and determined under and may be enforced in accordance with the laws of Hong Kong. [We hereby agree that the Courts in Hong Kong shall have jurisdiction over all disputes arising under this guarantee and irrevocably appoint ______________________________________ of __________________
__________________________________________________ to be our agent for the purpose of accepting service of process hereunder on behalf of all or any of us.]

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IN WITNESS whereof we have hereunto set our respective hands and seals this
30/th/ day of March 1993

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
SIGNED SEALED AND DELIVERED by                          )  /s/ Carl Tong
                                                        )  _________________________________________________
                                                        )  Signature of Guarantor
in the present of:--

/s/ [ILLEGIBLE]
________________________________________
Witness Signature

                Miss Ho Wing Cheung
Name (in full) _________________________

         10H, Ngan Sing Mansion,                                                 3/fl., 65, Bisney Rd.,
Address ________________________________                   Guarantor's Address _____________________________

         Taikooshing, H.K.                                                       Pokfulam, H.K.
________________________________________                   _________________________________________________

            Admin Officer
Occupation ____________________________                    _________________________________________________



SIGNED SEALED AND DELIVERED by                          )  /s/ Leo Kwok
                                                        )  _________________________________________________
                                                        )  Signature of Guarantor
in the present of:--

/s/ [ILLEGIBLE]
________________________________________
Witness Signature

                /s/  Ho Wing Cheung
Name (in full) _________________________

         10H, NGAN SING MANSION,                                                 10H NGAN SING
Address ________________________________                   Guarantor's Address _____________________________

         TAIKOOSHING, H.K.                                      MANSION, TAIKOOSHING, HKG.
________________________________________                   _________________________________________________

            ADMIN OFFICER
Occupation ____________________________                    _________________________________________________



SIGNED SEALED AND DELIVERED by                          )
                                                        )  _________________________________________________
                                                        )  Signature of Guarantor
in the present of:--


________________________________________
Witness Signature


Name (in full) _________________________


Address ________________________________                   Guarantor's Address _____________________________


________________________________________                   _________________________________________________


Occupation ____________________________                    _________________________________________________
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